                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 23, 2002


                             FLEMING COMPANIES, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                Oklahoma                                 1-8140                              48-0222760
    -------------------------------             ------------------------         -----------------------------------
    (State or Other Jurisdiction of             (Commission File Number)         (I.R.S. Employer Identification No.)
             Incorporation)



                 1945 Lakepointe Drive, Lewisville, Texas 75057
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               (Address of Principal Executive Offices) (Zip Code)

                                 (972) 906-8000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 9. REGULATION FD DISCLOSURE.

         (a) On October 23, 2002, Fleming issued a press release reporting its financial results for the third fiscal quarter of 2002. The full text of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein. A slide presentation relating to Fleming's financial results was made available to investors on Fleming's website in preparation for a scheduled investor teleconference and webcast on October 23, 2002 at 8:30 a.m. EDT. A copy of the slide presentation is attached hereto as Exhibit 99.2 and incorporated by reference herein.

         (b) Exhibits.

         Number

          99.1                      Press Release dated October 23, 2002.

          99.2                      Slide presentation.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FLEMING COMPANIES, INC.


                              By: /s/ Neal J. Rider
                                  --------------------------------------------
                                  Neal J. Rider
                                  Executive Vice President and Chief Financial
                                    Officer


Date:  October 23, 2002



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                                 EXHIBIT INDEX


      EXHIBIT
      NUMBER               DESCRIPTION
      ------               -----------

       99.1                Press Release dated October 23, 2002.

       99.2                Slide presentation.